FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Date of Report (Date of earliest event reported) April 20, 2009

ACROSS AMERICA FINANCIAL SERVICES, INC.
 (Exact Name of Small Business Issuer as specified in its charter)

Colorado	000-52530	20-8097969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5350 South Roslyn, Suite 400, Greenwood Village, CO 80111
 (Address of principal executive offices including zip code)

(303) 867-3415
 (Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Item 7.01 Regulation FD Disclosure.

On April 20, 2009, Across America Financial Services, Inc. issued a press release announcing that it had completed the acquisition of Apro Bio Pharmaceutical Corporation, a developmental stage biopharmaceutical company.  A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the registrant under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit.

99.1     Across America Financial Services, Inc. Press Release dated April 20, 2009.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
.

ACROSS AMERICA FINANCIAL SERVICES, INC.,

April 20, 2009	By:	/s/ Vicki D.E. Barone
Vicki D.E. Barone Chairperson of the Board